October 1, 1996


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE: Dreyfus Government Cash Management
         File #33-89359
         CIK  #0000740766

Dear Sir/Madam;

     On September 30, 1996, the Annual Report to Shareholders of Dreyfus New York Municipal Cash Management (file # 2-89359) for the fiscal period ended July 31, 1996 was filed in error under CIK number 0000740766, which is designated for Dreyfus Government Cash Management. Please disregard the filing of Dreyfus New York Municipal Cash Management's Annual Report under CIK number 0000740766. Dreyfus New York Municipal Cash Management's Annual Report was correctly refiled on September 30, 1996 under CIK number 0000878734.

     In addition, please be aware that the Semi-Annual Report of Dreyfus Government Cash Management for the six month period ended July 31, 1996 was also filed on September 30, 1996 under CIK # 0000740766. Such filing is correct and should not be disregarded.

     If you have any questions or problems, I may be reached at
(212) 922-6754.



                                                   Sincerely,



                                                   Jennifer Brancato